UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 17, 2014

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52013	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Penn Plaza (4th Floor), New York, New York 10001

(Address of Principal Executive Offices, Including Zip Code)

(212) 246-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On September 17, 2014, the Board of Directors of Town Sports International Holdings, Inc. (the “Company”) amended and restated the Company’s by-laws (the “By-Laws”) in the form of Exhibit 3.2 to this Form 8-K (the “Third Amended and Restated By-Laws”), effective immediately.

The By-Laws were amended to add a requirement that a stockholder seeking to act by written consent must request in writing that the Board of Directors fix a record date for the purpose of determining the stockholders entitled to take such action. Within ten days after receipt of a proper request, the Board of Directors may adopt a resolution fixing a record date, which record date must be not more than ten days after the date on which such record date is established. If no resolution fixing a record date has been adopted by the Board of Directors within such ten day period after the date on which such a request is received, (i) the record date when no prior action of the Board of Directors is required by applicable law, will be the first date on which valid signed written consents constituting the applicable percentage of the outstanding shares of the Company and setting forth the action taken or proposed to be taken is properly delivered to the Company and (ii) the record date when prior action by the Board of Directors is required by applicable law will be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action. The amendment also requires that a stockholder seeking to act by written consent with respect to the election of directors or new business must give advance notice to the Company and includes disclosure requirements for stockholders proposing to take action by written consent, including, among other things, disclosing the text of the proposal and disclosures similar to those required for stockholders who submit director nominations and stockholder proposals to be made at an annual meeting of stockholders.

The foregoing description of the Third Amended and Restated By-Laws is qualified in its entirety by reference to the actual Third Amended and Restated By-Laws, which is filed as Exhibit 3.2 to this Form 8-K and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.2	Third Amended and Restated By-Laws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC. (Registrant)

Date: September 17, 2014	By:	/s/ David M. Kastin
David M. Kastin
Senior Vice President – General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.2	Third Amended and Restated By-Laws of the Company.